Exhibit 99.1

                GRANITE CONSTRUCTION REAFFIRMS POSITIVE OUTLOOK;
                 PROVIDES UPDATE ON FULL YEAR 2006 EXPECTATIONS

     WATSONVILLE, Calif., Sept. 20 /PRNewswire-FirstCall/ -- Granite Construction Incorporated (NYSE: GVA) today reaffirmed its positive outlook for the Company's financial performance in 2006. The Company reported that demand for its construction services and aggregate materials continues to be very strong in the West. The Branch Division is experiencing healthy public sector bidding opportunities, as well as private non-residential commercial and industrial work. The Company continues to expect the Branch Division to deliver 2006 operating income that exceeds the record performance set in 2005.

     As an update to its previously stated guidance on July 26, 2006, the Company no longer expects operating results for the Heavy Construction Division to reach break-even this year. The division's year-end results will be dependent on several projects reaching the threshold for profit recognition, the amount of revenue received from outstanding claims and change orders, as well as the operating performance for the remainder of the year.

     Given the Branch Division's positive outlook and record results through the first half of the year, the Company continues to expect total company earnings results in 2006 to exceed 2005.

     Granite will announce its third quarter 2006 results after the close of market on Wednesday, October 25, 2006. A conference call will be held at 11:00 am EDT on Thursday, October 26, 2006.

     Granite, a member of the S&P 400 Midcap Index, the Domini 400 Social Index and the Russell 2000, is one of the nation's largest diversified heavy civil contractors and construction materials producers. Granite Construction serves public and private sector clients through its offices nationwide. For more information about the company, please visit their website at www.graniteconstruction.com.

     This press release contains forward-looking statements, such as statements related to the existence of bidding opportunities and economic conditions on the Company's future results. Additionally, forward-looking statements include statements that can be identified by the use of forward-looking terminology such as "believes," "expects," "appears," "may," "will," "should," "look for," or "anticipates," or the negative thereof or comparable terminology, or by discussions of strategy. All such forward-looking statements are subject to risks and uncertainties that could cause actual results of operations and financial condition and other events to differ materially from those expressed or implied in such forward-looking statements. Specific risk factors include, without limitation, changes in the composition of applicable federal and state legislation appropriation committees; federal and state appropriation changes for infrastructure spending; the general state of the economy; job productivity; accuracy of project estimates; weather conditions; competition and pricing pressures; and state referendums and initiatives. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this news release. Granite undertakes no obligation to revise or update publicly any forward-looking statements to conform the statement to actual results or changes in the Company's expectations.

     For further information regarding risks and uncertainties associated with Granite's business, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operation" and "Quantitative and Qualitative Disclosures About Market Risk" sections of Granite's SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Granite's investor relations department at (831) 724-1011 or at Granite's website at www.graniteconstruction.com.

SOURCE  Granite Construction Incorporated
    -0-                             09/20/2006
    /CONTACT: Jacque Underdown of Granite Construction Incorporated, +1-831-761-4741, or Jacque.Underdown@gcinc.com/
    /Web site:  http://www.graniteconstruction.com /